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                                 Exhibit 10 (c)

                        Consent of Independent Auditors
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                                EXHIBIT 10(c)

                      CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Statements" and "Experts" and to the use of our reports dated February 10, 1997 in Post-Effective Amendment No. 8 of the Registration Statement (Form N-4 No. 33-55890) and related Prospectus of Canada Life of America Variable Annuity Account 2 (dated May 1, 1997).



                                                /s/ ERNST & YOUNG LLP

                                                ERNST & YOUNG LLP





Atlanta, Georgia
April 17, 1997